Form N-SAR

Sub-Item 77Q1(d) Constituent Instruments Defining the Rights of the Holders of Any New Class of Securities 333-33978, 811-09885

Amended and Restated Rule 18f-3 Plan for Janus Adviser Series with respect to Class I Shares and Class C Shares of each Fund of Janus Adviser Series is incorporated herein by reference to Exhibit 16(c) to Post-Effective Amendment No. 15 to Janus Adviser Series' registration statement on Form N-1A, filed on September 26, 2003, accession number 0001035704-03-000698 (File No. 333-33978).